Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies

12. Commitments and Contingencies

The Company occupies office space in London, the lease for which was entered into on March 30, 2012, for a period of ten years, with a mutual break clause after five years, and paying approximately $500,000 (£321,850) per calendar year. The Company also occupies property in New York with the lease being renewed during 2012 and paying approximately $231,000 per year. The new lease is for a period of five years ending June 30, 2017.

The Company entered into agreements on April 25, 2012, to purchase up to four 21,000 cbm, semi-refrigerated ethylene-capable liquefied gas carriers to be built at Jiangnan in China for an aggregate price of approximately $200,000,000. At December 31, 2014, three of the four semi-refrigerated ethylene-capable gas carriers had been delivered, with Navigator Triton the last of the four semi-refrigerated ethylene-capable gas carriers delivered in January 2015.

On July 18, 2013, the Company entered into agreements to construct one further 21,000 cubic meter semi-refrigerated ethylene capable gas carrier and two 22,000 cubic meter semi-refrigerated liquefied gas carriers for a combined price of approximately $138,000,000, plus options to build two further 22,000 cubic meter semi-refrigerated liquefied gas carriers, at a construction price of $44,000,000. These options were subsequently exercised. These five vessels are scheduled to be delivered between April 2015 and March 2016.

On December 20, 2013, the Company entered into a contract to construct a 35,000 cubic meter semi-refrigerated ethane capable gas carrier at a purchase price of $77,400,000 at Jiangnan for delivery in April 2016 with an option to construct three further ethane-capable vessels for $78,400,000 each. This option was exercised in April 2014. These three vessels are scheduled to be delivered between August 2016 and December 2016.